EXHIBIT 1                                                       Press release
FOR IMMEDIATE RELEASE

Press Contact:
Erich J. Stegich
Manchester Technologies, Inc.
631-435-1199
estegich@mecnet.com



            Manchester Technologies Acquires e.Track Solutions, Inc.

           -Expands into operations and software consulting to deliver comprehensive productivity solutions-


HAUPPAUGE, NEW YORK - November 12, 2001 - Manchester Technologies,  Inc. (Nasdaq
NM:  MANC)  today  announced  the  completion  of  the  acquisition  of  e.Track
Solutions, Inc., (e.Track) a business and software services firm that delivers business, Internet and information technology solutions to customers nationwide. e.Track has become a wholly-owned subsidiary of Manchester. Terms of the acquisition were not disclosed.

Founded in August 1999 and headquartered in Pittsford, New York, a suburb of Rochester, e.Track's staff of ten senior technology and business professionals delivers rapidly developed process and organizational software solutions. e.Track has helped clients increase revenue, improve customer service and reduce operational expenses.

Over the past two years, e.Track has designed, developed and delivered web applications including corporate intranets, information exchanges, web portals, eCommerce, and search engines. In addition, e.Track project teams have completed projects for web-enabled productivity applications for sales, manufacturing, customer service, engineering, and financial services.

"We are very excited about Manchester's acquisition of e.Track," said Barry Steinberg, Manchester's CEO. "Manchester will now be able to offer customized software solutions that many of our customers demand. The combination of e.Track's highly skilled technical staff, coupled with Manchester's financial strength and loyal customer base, should result in significant growth at e.Track going forward."

"I am pleased that e.Track has joined Manchester," said Laura Fontana, Manchester's Vice President of Technical Services. "We have worked with e.Track for the past twelve months and found that they offer a unique blend of experience and knowledge. Manchester's strategy is to provide our customers with a single source for all their information technology solutions needs. e.Track will allow us to offer customized software that will help our customers operate their businesses as efficiently as possible."

About Manchester Technologies, Inc.:

Manchester Technologies, Inc., founded in 1973, is a single-source solutions provider specializing in hardware and software procurement, custom networking, storage, enterprise and Internet solutions. Manchester engineers provide answers to companies' MIS needs by combining comprehensive analysis, design and integration services with a complete line of competitively priced products and peripherals from the industry's leading vendors. For more information about Manchester, visit the Company's web site at www.e-manchester.com.


About e.Track Solutions, Inc.

e.Track Solutions, Inc. is a strategic consulting, information technology and Internet solutions company that focuses on helping clients improve the productivity and profitability of their organizations by streamlining their software applications. e.Track combines technical knowledge of the Internet and information systems, with strategic insight, business experience, and a methodology for managing rapid change, to help clients create alignment between their strategic intent and the performance of their operations. For additional information, visit e.Track's web site at www.e.Tracksolutions.com.

                                       ###

Except for factual statements made herein, the information contained in this press release consists of forward-looking statements that involve risks and uncertainties. Such forward-looking statements are not guarantees of performance, and Manchester Technologies, Inc.'s and eTrack Solutions, Inc.'s actual results may differ materially from the results discussed herein as a result of a number of unknown factors. Such factors include, but are not limited to, the risk that e.Track's business will not be integrated successfully or that Manchester will incur unanticipated costs of integration; the uncertainty of customer demand for Web software and services; there being no assurance that the acquisition of eTrack will increase the revenues or profits of Manchester or e.Track; or any of the other risks set forth in Manchester's Annual Report on Form 10-K for the year ended July 31, 2001, and those set forth from time to time in the Manchester's other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this release, and Manchester undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this release.